Exhibit 10.9


THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON JANUARY 26, 2002, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT AGREEMENT (THE "WARRANT AGREEMENT") AND A GUARANTY AGREEMENT EACH DATED AS OF JANUARY 26, 2002, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY"), THE PURCHASER REFERRED TO THEREIN AND THE OTHER PARTIES THERETO. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN SUCH AGREEMENTS AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS CERTIFICATE UNLESS SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH AGREEMENTS WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

THE SHARES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES OF CAPITAL STOCK OF THE COMPANY SET FORTH IN THE COMPANY'S CERTIFICATE OF INCORPORATION. THE COMPANY WILL FURNISH A COPY OF SUCH CERTIFICATE OF INCORPORATION TO THE HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON WRITTEN REQUEST.


No: 1                                                          76,082 Warrants


                             Warrant Certificate

                           SF HOLDINGS GROUP, INC.


This Warrant Certificate certifies that JEFFERIES & COMPANY, INC., or registered assigns, is the registered holder (the "Holder") of the number of Warrants (the "Warrants") set forth above to purchase common stock, par value $.001 per share (the "Common Stock"), of SF HOLDINGS GROUP, INC., a Delaware corporation (the "Company"). Each Warrant entitles Holder to receive from the Company one fully paid and nonassessable share of Common Stock (a "Warrant Share"), at the initial exercise price (the "Exercise Price") of $ 0.01, payable in lawful money of the United States of America, upon exercise by surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose at any time on or after January 26, 2002, until 5:00 p.m. (New York time) on January 24, 2009, unless otherwise extended, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.

      The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Agreement dated as of January 26, 2002 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company.

      The Holder may exercise any or all Warrants evidenced by this Warrant Certificate pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by certified or bank check at the office of the Company designated for such purpose. In the alternative, the Holder may exercise through Net Exercise (as defined in the Warrant Agreement) in accordance with the terms of Section 5 of the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the Holder or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

      The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares issuable upon exercise of a Warrant and the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted.

      The Holder will have certain registration rights and other rights and obligations with respect to the Warrant Shares as provided in the Registration Agreement dated as of January 26, 2002, by and among the Company and the other persons party thereto (the "Registration Agreement"). Copies of the Registration Agreement may be obtained by the Holder, without charge, upon written request to the Company.

      This Warrant Certificate, when surrendered at the office of the Company by the Holder in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

      Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge (except for any tax or other governmental charge imposed in connection therewith as described in the Warrant Agreement).

      The Company may deem and treat the Holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof, of any distribution to the Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Except as set forth in the Warrant Agreement, neither the Warrants nor this Warrant Certificate entitles the Holder to any rights of a stockholder of the Company evidenced hereby before exercise of one or more of the Warrants evidenced hereby.

      The Holder, by the acceptance hereof, represents that he, she or it is acquiring this warrant for his, her or its own account for investment and not with a view to, or sale in connection with, any distribution in violation of the Securities Act of 1933, as amended or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same in violation of the Securities Act of 1933, as amended.


                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its Chairman of the Board, Chief Executive Officer, President or Vice President.


Dated:  January 26, 2002


SF HOLDINGS GROUP, INC.


By: /s/ Hans H. Heinsen
   -------------------------
Name:  Hans H. Heinsen
Title: Senior Vice President

                          FORM OF ELECTION TO PURCHASE

                    (To Be Executed Upon Exercise of Warrant)

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and [herewith tenders payment for such shares to the order of SF HOLDINGS GROUP, INC. in the amount of $_______ in accordance with the terms hereof.] [elects to make a Net Exercise]

      The undersigned requests that a certificate for such shares be registered in the name of _________________whose address is ___________________________________ and whose social security number or employer identification number is _______________ and that such shares be delivered to ____________________whose address is_________________________________.

      If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _____________________, whose address is _________________________ and that such
Warrant Certificate be delivered to ______________________ whose address is
_____________________________.


                                    Signature(s):
                                                 -----------------------------


                                    NOTE:  The above signature(s) must
                                           correspond with the name written upon
                                           the face of this Warrant Certificate
                                           in every particular, without
                                           alteration or enlargement or any
                                           change whatever. If this Warrant is
                                           held of record by two or more joint
                                           owners, all such owners must sign.

Date:_____________________________


Signature Guaranteed[*]

*NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee program:

            (1)   The Securities Transfer Agent Medallion Program (STAMP);

            (2)   The New York Stock Exchange Medallion Program (MSP);

            (3)   The Stock Exchange Medallion Program (SEMP).

                               FORM OF ASSIGNMENT

           (To be signed only upon assignment of Warrant Certificate)



      FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto ________________ whose address is ____________________________ and whose social security number or other identifying number is ____________________, the within Warrant Certificate, together with all right, title and interest therein and to the Warrants represented thereby, and does hereby irrevocably constitute and appoint __________, attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.


                                    Signature(s):
                                                 -----------------------------

                                    NOTE:  The above signature(s) must
                                           correspond with the name written upon
                                           the face of this Warrant Certificate
                                           in every particular, without
                                           alteration or enlargement or any
                                           change whatever. If this Warrant is
                                           held of record by two or more joint
                                           owners, all such owners must sign.

Date:
     -------------------------------

Signature Guaranteed

*NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee program:

            (1)   The Securities Transfer Agent Medallion Program (STAMP);

            (2)   The New York Stock Exchange Medallion Program (MSP)

            (3)   The Stock Exchange Medallion Program (SEMP).